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                    VEREX LABORATORIES, INC.
                 14 Inverness Drive East, D-100
                         P.O. Box 3817
                   Englewood, Colorado  80112
                        (303) 790-4499
                   (303) 799-1734 - Facsimile


                       August 28, 1996

Board of Directors
Verex Laboratories, Inc.
14 Inverness Drive East
Building D, Suite 100
Englewood, Colorado  80112

     Re:     Employment Agreement

Dear Members of the Board:

     Whereas, I have entered in the above-captioned employment agreement contract with Verex Laboratories, Inc. (the "Company"), and said contract among other things, provides for an annual salary increase, vacation pay and certain royalties, and since I have not received said items of compensation from the company totaling approximately $2,208,050 at June 30, 1996, I hereby agree to defer any obligation of the Company to pay me this amount through January 1, 1998, in exchange for $10.00 and other good and valuable consideration, receipt of which is acknowledged hereby.

Sincerely,

/s/ James M. Dunn, M.D.
3236 E. Hinsdale Place
Littleton, Colorado  80122






                                                               EXHIBIT 10.21